CONFORMED COPY






                         SECOND AMENDMENT dated as of January 27, 1999 (this
                    "Amendment") to the Credit Agreement (as previously amended, the "Credit Agreement") dated as of January 7, 1997, among ContiFinancial Corporation, a Delaware corporation (the "Borrower"), the Lenders party thereto and Credit Suisse First Boston, New York Branch, as Administrative Agent.

     A. Pursuant to the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

     B. The Borrower has requested that the Credit Agreement be amended as set forth herein. The Required Lenders are willing to so amend the Credit Agreement on the terms and subject to the conditions set forth herein.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Definitions. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

     SECTION 2. Amendments.

     (a) Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by

          (i) inserting in the appropriate alphabetical order the following definitions:

          "'Empire' means Empire Funding Holding Corporation, a Delaware corporation and its subsidiaries."

          "'Excluded Empire Debt' means any Indebtedness of Empire existing as of the date Empire becomes a Subsidiary and for which neither the Borrower nor any Restricted Subsidiary is directly or contingently liable in whole or in part, whether as co-obligor, pursuant to any Guarantee or otherwise."



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                                                                               2

          "'Excluded Charges' means the Strategic Alliance Charges and the Residual Valuation Charge."

          "'Residual Valuation Charge' means noncash charges arising from adjustments to assumptions underlying the valuation of Excess Spread Receivables in an aggregate pre-tax amount not to exceed $120,000,000."

          "'Strategic Alliance Charges' means a noncash charge or charges arising from the Borrower's investment in Strategic Alliance Clients in an aggregate pre-tax amount not to exceed $80,000,000."

          (ii) deleting the definition of "Applicable Rate" in its entirety and substituting therefor the following new definition:

          "'Applicable Rate' means as of any time 2.375%; provided that if, as of any date, either the aggregate pre-tax amount of the Residual Valuation Charge taken on or prior to such date exceeds $90,000,000 or the aggregate pre-tax amount of the Strategic Alliance Charges taken on or prior to such date exceeds $55,000,000, 'Applicable Rate' shall mean 2.750%.";

          (iii) deleting the word "and" immediately before the words "(b) foreign, Federal, state and local" in the definition of "Consolidated EBIT" and substituting therefor a comma;

          (iv) inserting immediately before the period at the end of the definition of "Consolidated EBIT" the words "and (c) the amount of any Excluded Charges for such period";

          (v) inserting immediately before the period at the end of the definition of "Consolidated Interest Expense" the words "other than any interest expense attributable solely to Excluded Empire Debt";

          (vi) deleting the word "and" immediately following the words "(A) Permitted Warehouse Indebtedness" in the definition of "Consolidated Leverage Ratio" and substituting therefor a comma;



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                                                                               3

          (vii) inserting immediately after clause (B) in the parenthetical in the definition of "Consolidated Leverage Ratio" the words "and (C) Excluded Empire Debt";

          (viii) inserting immediately before the period at the end of the definition of "Consolidated Net Income" the words "and the effect of the Excluded Charges"; and

          (ix) inserting immediately before the period at the end of the definition of "Consolidated Net Worth" the words ", plus the amount, after giving effect to taxes, of any Excluded Charges".

     (b) Amendment to Section 6.05(a). Clause (iii) of Section 6.05(a) of the Credit Agreement is hereby amended by deleting the words "to the extent" therein and substituting therefor "; provided that at the time such Investment is made".

     (c) Amendment to Section 6.09. Section 6.09 of the Credit Agreement is hereby amended by deleting such Section 6.09 in its entirety and substituting therefor the following new Section 6.09:

          "SECTION 6.09. Financial Covenants (a) Consolidated Net Worth shall not at any time be less than (i) $470,100,000 plus (ii) an amount, for each fiscal quarter which begins after December 31, 1998 and ends prior to the date for which compliance with this Section 6.09 is being determined, equal to the sum of (A) 75% of the aggregate of positive Consolidated Net Income (without deduction for quarterly losses) and (B) 50% of Equity Net Proceeds.

          (b) The Consolidated Leverage Ratio will not at any time during any period set forth below exceed the ratio set forth below opposite such period:


            Period                                               Ratio
            ------                                               -----
October 1, 1998 through
June 30, 1999                                                 2.65 to 1.00
July 1, 1999 and
thereafter                                                    2.50 to 1.00.

          (c) The Consolidated Interest Coverage Ratio for the Rolling Period will not, at any time


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                                                                               4

     during any period set forth below, be less than the ratio set forth below opposite such period:


            Period                                               Ratio
            ------                                               -----
October 1, 1998 through
December 31, 1998                                             0.95 to 1.00
January 1, 1999 through
March 31, 1999                                                0.65 to 1.00
April 1, 1999 through
June 30, 1999                                                 0.55 to 1.00
July 1, 1999 through
September 30, 1999                                            0.90 to 1.00
October 1, 1999 through
December 31, 1999                                             1.20 to 1.00
January 1, 2000 and
thereafter                                                   1.50 to 1.00.


     SECTION 3. Notice of Termination of Commitments. Pursuant to Section 2.07 of the Credit Agreement, the Borrower hereby irrevocably notifies the Lenders that the Commitments will terminate on August 20, 1999, and that the Borrower will repay all outstanding Swingline Loans and Revolving Loans (together with all applicable fees, interest and other amounts due under the Credit Agreement) as of such date. This notice is being given in order to induce the Lenders to enter into this Amendment and is not revocable for any reason whatsoever.

     SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Agent and each Lender that:

          (a) The representations and warranties set forth in the Credit Agreement after giving effect to this Amendment are true and correct in all material respects except to the extent such representations and warranties expressly relate to an earlier date.

          (b) After giving effect to this Amendment, the Borrower is in compliance in all material respects with all the terms and provisions contained in the Credit Agreement required to be observed or performed.

          (c) After giving effect to this Amendment, no Default has occurred and is continuing.



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                                                                               5

     Section 5. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which each of the following conditions is met:

          (a) the Agent has received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders;

          (b) the Agent has received the Amendment Fee (as defined below);

          (c) the Agent has received an opinion of Dewey Ballantine LLP, in form reasonably satisfactory to the Agent and covering such matters relating to this Amendment as the Agent shall reasonably request;

          (d) the Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower or the authorization of this Amendment and any other legal matters relating to the Borrower or this Amendment, all in form and substance satisfactory to the Agent and its counsel; and

          (e) an amendment to the Amended and Restated Letter of Credit and Reimbursement Agreement, dated as of September 1, 1997, as amended and restated as of August 21, 1998 among the Borrower, the participating banks party thereto, CSFB, as agent and Dresdner Bank AG, New York Branch, as issuing bank, substantially in the form of this Amendment shall have become effective (or will become effective concurrently with the effectiveness of this Amendment).

     The Agent shall promptly notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

     SECTION 6. Amendment Fee. The Borrower agrees to pay to the Agent an amendment fee (the "Amendment Fee") in the amount of $500,000 to be distributed to each Lender that executes and delivers a copy of this Amendment to the Agent (or its counsel) on or prior to January 27, 1999 pro rata with respect to such Lender's Commitment and the total Commitment of all Lenders entitled to share in the Amendment Fee pursuant to this Section 6; provided that the Borrower shall have no liability for the Amendment Fee if this Amendment does not become effective.

     SECTION 7. Miscellaneous. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver


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                                                                               6

of, or otherwise affect, the rights and remedies of the Lenders or the Agent under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any Subsidiary to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

     (b) As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

     (c) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

     (d) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                          CONTIFINANCIAL CORPORATION,

                                          by
                                             /s/  Frank V. Baier
                                           ------------------------------------
                                           Name:  Frank V. Baier
                                           Title:Vice President & Treasurer

                                          by
                                             /s/  Daniel J. Willets
                                           ------------------------------------
                                           Name: Daniel J. Willets
                                           Title: SVP & CFO


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                                                                               7


                                          CREDIT SUISSE FIRST BOSTON,
                                          NEW YORK BRANCH, Individually,
                                          and as Agent,

                                            by
                                                 /s/ Jay Chall
                                                --------------------------------
                                                Name:  Jay Chall
                                                Title: Director

                                            by
                                                 /s/ Andrea E. Shkane
                                                --------------------------------
                                                Name:  Andrea E. Shkane
                                                Title: Vice President


                                          DRESDNER BANK AG, NEW YORK AND
                                          GRAND CAYMAN BRANCHES,

                                            by
                                                 /s/ J. Curtin Beaudouin
                                                --------------------------------
                                                Name:  J. Curtin Beaudouin
                                                Title: First Vice President

                                            by
                                                  /s/ Jonathan Wallin
                                                --------------------------------
                                                Name:  Jonathan Wallin
                                                Title: Vice President

                                           CORESTATES BANK, N.A.,

                                            by
                                                  /s/ Helen F. Wessling
                                                --------------------------------
                                                Name:  Helen F. Wessling
                                                Title: Vice President


                                          THE BANK OF NEW YORK,

                                            by
                                                  /s/ Robert A. Tweed
                                                --------------------------------
                                                Name:  Robert A. Tweed
                                                Title: Vice President



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                                                                               8


                                          DEUTSCHE BANK AG, NEW YORK AND/OR
                                          CAYMAN ISLAND BRANCHES,

                                            by
                                                  /s/ Gayma Z. Shivnarain
                                                --------------------------------
                                                Name:  Gayma Z. Shivnarain
                                                Title: Vice President

                                            by
                                                  /s/ Jonathan B.P. Mendes
                                                --------------------------------
                                                Name:  Jonathan B.P. Mendes
                                                Title: Vice President


                                          DG BANK,

                                            by
                                                 /s/ Andrew S. Resnick
                                                --------------------------------
                                                Name:  Andrew S. Resnick
                                                Title: Vice President

                                            by
                                                 /s/ Karen A. Brinkman
                                                --------------------------------
                                                Name:  Karen A. Brinkman
                                                Title: Vice President

                                          THE BANK OF NOVA SCOTIA,

                                            by
                                                  /s/ Stephen Lockhart
                                                --------------------------------
                                                Name:  Stephen Lockhart
                                                Title: Vice President


                                          CREDIT LYONNAIS NEW YORK BRANCH,

                                            by
                                                  /s/ Vladimir Labun
                                                --------------------------------
                                                Name: Vladimir Labun
                                                Title: First VP-Manager


                                          SOCIETE GENERALE,

                                            by
                                                  /s/ Janet M. Kagan
                                                --------------------------------
                                                Name:  Janet M. Kagan
                                                Title: Director


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                                                                               9

                                          COMERICA BANK,

                                            by
                                                 /s/ Robert W. Marr
                                                --------------------------------
                                                Name:  Robert W. Marr
                                                Title: Account Officer


                                          FIRST UNION NATIONAL BANK OF NORTH
                                          CAROLINA,

                                            by
                                                 /s/ Helen F. Wessling
                                                --------------------------------
                                                Name:  Helen F. Wessling
                                                Title: Vice President

                                          MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK,

                                            by
                                                --------------------------------
                                                Name:
                                                Title:

                                          PNC BANK NATIONAL ASSOCIATION,

                                            by
                                                --------------------------------
                                                Name:
                                                Title:


                                          THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH,

                                            by
                                                  /s/ C. Michael Garrido
                                                --------------------------------
                                                Name:  C. Michael Garrido
                                                Title: Senior Vice President